SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a party other than the Registrant [_]

Check the appropriate box:

[_]      Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[_]      Definitive Proxy Statement

[X]      Definitive Additional Materials

[_]      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                RAMP CORPORATION
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required

[_]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         1) Title of each class of securities to which transaction applies:

         2)       Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4)       Proposed maximum aggregate value of transaction:

         5)       Total fee paid:

[_]      Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         2) Form, Schedule or Registration Statement No.:

         3) Filing Party:

         4) Date Filed:

                             [RAMP CORPORATION LOGO]
                                                                  April 22, 2005

                       SUPPLEMENT DATED APRIL 22, 2005 TO
                      PROXY STATEMENT DATED MARCH 16, 2005

                     FOR THE SPECIAL MEETING OF STOCKHOLDERS


                           NOTICE OF ADJOURNED MEETING
                           DATE TO MONDAY, MAY 2, 2005


Dear Stockholder:

         The following information (the "Supplement"), which is being mailed to stockholders on or about April 20, 2005, supplements and amends the Notice of the Special Meeting of Stockholders (the "Special Meeting") of Ramp Corporation, a Delaware corporation (the "Company") and the accompanying Proxy Statement (the "Proxy Statement"), each dated March 16, 2005, furnished in connection with solicitation of proxies on behalf of the Board of Directors of the Company for use at the Special Meeting which was originally held on Monday, April 11, 2005 at 10:00 a.m. local time at the principal offices of the Company, 33 Maiden Lane, 5th Floor, New York, New York 10038, and adjourned solely for purposes of Proposal 2 and Proposal 3, to Monday, May 2, 2005 at 10:00 a.m. local time at the principal offices of the Company. This Supplement, which should be read in conjunction with the Proxy Statement, is first being furnished to stockholders of the Company on or about April 22, 2005.


                           PURPOSE OF THIS SUPPLEMENT

         On March 31, 2005, the Company entered into a securities purchase agreement with Alpha Capital AG, Ellis International Ltd. and Double U Master Fund LP, each an institutional investor, pursuant to which the Company agreed to sell, and the investors agreed to purchase, 8% convertible redeemable debentures in the aggregate amount of $2,600,000 and five-year warrants to purchase an aggregate amount of 2,080,000 shares of common stock at an exercise price of $1.25. The debentures are convertible into common stock of the Company at an initial conversion price of $1.25. A first tranche of $1,050,000 closed on March 31, 2005, and a second tranche of $250,000 closed on April 11, 2005 for an aggregate amount of $1,300,000 at the first closing. A second closing of $1,300,000 shall occur upon the completion of certain closing conditions set forth in the securities purchase agreement. The Company is obligated to redeem one-fifth of the principal and interest amount on the debentures in cash or, at the option of the Company, shares of common stock, on the first day of each month, commencing on the earlier of (a) July 29, 2005, and (b) the first date following the 20th day after the effective date of the registration statement registering for resale the securities issuable upon conversion of the debentures, and ending upon the full redemption of the debentures. If the Company elects to make redemption payments in shares of common stock, the principal amount is convertible based upon a conversion price equal to the lesser of the initial conversion price or 85% of the average of the three lowest closing bid prices for the Company's common stock during the 20 trading days immediately prior to the monthly redemption date. The Company is also obligated to pay 8% in interest on the outstanding principal on the debentures (i) on the effective date on which the debentures are converted into shares of common stock of the Company, (ii) on each monthly redemption date or (iii) on the maturity date, at the interest conversion rate.

         Assuming the maximum amount of $2,600,000 is purchased, the Company agreed to issue to the investors additional investment rights to purchase additional debentures in the aggregate principal amount of up to $866,580 along with five year warrants to purchase an aggregate of 693,264 shares of our common stock, on the same terms and conditions as the original debentures and warrants. The debentures


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

and warrants are subject to customary protection against dilution. At the first closing, the Company paid a cash fee of 3% of the original purchase price for liquidated damages owed to the investors in the January 2005 Private Placement. In addition, upon each closing, our financial advisors, J.H. Darbie & Co., Inc. and Harborview Capital Management LLC, are entitled to receive a warrant to purchase seven percent (7%) of the shares of common stock issuable upon conversion of the debentures at an exercise price of $1.25.

         In connection with the above transactions and in order to obtain the waiver and consent of the investors in the January 2005 Private Placement, the Company entered into an amendment (the "Amendment"), dated as of March 31, 2005, to the securities purchase agreement, dated as of January 12, 2005, with DKR Soundshore Oasis Holding Fund Ltd., Harborview Master Fund, L.P. and Platinum Partners Value Arbitrage Fund, L.P., each an institutional investor, pursuant to which the initial conversion price for the 8% convertible redeemable debentures in the aggregate amount of up to $4,000,000 ($2,000,000 of which were sold to the investors at the first closing) was reduced from $2.40 to $1.25 and the exercise price of the five-year warrants to purchase up to 1,666,667 shares of common stock was reduced from $2.40 to $1.25. In addition, the additional investment rights to purchase additional debentures in the aggregate principal amount of up to $1,333,200 along with five year warrants to purchase an aggregate of 550,000 shares of the Company's common stock, on the same terms and conditions as the original debentures and warrants, were modified by the Amendment to reduce the conversion and exercise price from $2.40 to $1.25. Moreover, the conversion price of convertible redeemable debentures issued by the Company in the aggregate principal amount of $546,015 and the exercise price of warrants to purchase an aggregate of 227,506 shares of common stock issued by the Company was reduced from $2.40 to $1.25. Pursuant to the Amendment, as further amended by agreement on April 12, 2005, if the Company does not file a registration statement covering the shares of common stock underlying the securities issued in the January 2005 Private Placement on or before April 13, 2005, the original investors in the January 2005 Private Placement have the right not to purchase convertible debentures and warrants otherwise required at the second closing. The Company complied with this requirement by filing a registration statement with the SEC on April 13, 2003.

         Proposal 2 to the Proxy Statement is hereby amended by this Supplement as follows:

         As a result of the March 2005 Private Placement transaction set forth above, the amount of $546,014, equal to one hundred and twenty percent (120%) of the outstanding principal and interest amount of the Notes, was automatically converted into 8% convertible redeemable notes, which notes have a conversion price of $1.25 per share, initially convertible into 227,506 shares of common stock, and common stock purchase warrants to purchase an aggregate of 227,506 shares of Common Stock at an exercise price of $1.25 per share.

         Proposal 3 to the Proxy Statement is hereby amended by this Supplement as follows:

         On January 12, 2005, the Company entered into a securities purchase agreement ("Securities Purchase Agreement") with DKR Soundshore Oasis Holding Fund Ltd., Harborview Master Fund, L.P. and Platinum Partners Value Arbitrage Fund, L.P., each an institutional investor, pursuant to which the Company agreed to sell, and the investors agreed to purchase, 8% convertible redeemable debentures ("Convertible Debentures") in the aggregate principal amount of up to $4,000,000 and five-year warrants ("January Warrants") to purchase up to 1,666,667 shares of common stock at an exercise price of $1.25 (the "January 2005 Private Placement"). The Convertible Debentures are convertible into Common Stock at a conversion price of $1.25. A first closing of $2,000,000 occurred on January 13, 2005 ("First Closing") and a second closing of $2,000,000 shall occur upon the completion of closing conditions set forth in the Securities Purchase Agreement ("Second Closing").

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

         The formal Notice of Special Meeting of Stockholders and Proxy Statement previously sent to stockholders more fully describes Proposal 2 and Proposal 3 to be acted upon at the Special Meeting. After careful consideration, the Company's Board of Directors has unanimously approved each of Proposal 2 and Proposal 3 and recommends that you vote FOR each of Proposal 2 and Proposal 3.

         Please submit your Proxy over the Internet, by telephone, or sign, date and return your Proxy card as promptly as possible in the enclosed envelope for your convenience whether or not you plan to attend the meeting. If you attend the meeting, you may still vote in person if you so desire.

         YOUR VOTE IS CRITICAL, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

         SO THAT YOUR COMMON STOCK WILL BE REPRESENTED AT THE SPECIAL MEETING IN THE EVENT YOU ARE NOT PERSONALLY PRESENT, PLEASE SUBMIT YOUR PROXY OVER THE INTERNET, BY TELEPHONE, OR DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. EXECUTION OF THE PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ARE PRESENT AT THE MEETING.

                                  By Order of the Board of Directors,

                                  Andrew Brown
                                  Chairman of the Board
                                  President and Chief Executive Officer


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


PROXY                                                                      PROXY

                                RAMP CORPORATION

                 (Solicited on behalf of the Board of Directors)

         The undersigned holder of Common Stock of RAMP CORPORATION, revoking all proxies heretofore given, hereby constitutes and appoints Andrew Brown, Proxy, with full power of substitution, for the undersigned and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of said stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at the Special Meeting of Stockholders of RAMP CORPORATION, to be held at the offices of the Company located at 33 Maiden Lane, New York, New York on Monday, May 2, 2005, at 10:00 A.M., and at any adjournments or postponements thereof.

         The undersigned hereby acknowledges receipt of the Notice of Meeting, Proxy Statement and Supplement relating to the meeting and hereby revokes any proxy or proxies heretofore given.

         Each properly executed Proxy will be voted in accordance with the specifications made on the reverse side of this Proxy and in the discretion of the Proxies on any other matter that may properly come before the meeting. Where no choice is specified, this Proxy will be voted FOR Proposals 2 and 3.

            PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE



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

      __________________              _______________          PLEASE MARK YOUR CHOICE LIKE         |X|
        ACCOUNT NUMBER                     COMMON               THIS IN BLUE OR BLACK INK:


                           Will attend the meeting |_|

                  The Board of Directors Recommends a Vote FOR
                                Proposals 2 and 3

(2)    to approve the sale and issuance of shares of               FOR           AGAINST            ABSTAIN
       common stock in connection with the December
       2004 private placement of convertible                       |_|               |_|            |_|
       promissory notes in the aggregate principal
       amount of $452,000.

(3)    to approve the sale and issuance of shares of               FOR           AGAINST            ABSTAIN
       common stock in connection with the January
       2005 private placement of 8% convertible                    |_|               |_|            |_|
       redeemable debentures, common stock purchase
       warrants and additional investment rights in
       the aggregate principal amount of up to
       $4,000,000.



                                                            Dated  _____________________, 2005


                                                            __________________________________

                                                            __________________________________
                                                                        Signature(s)

                                                            (Signatures should
                                                            conform to names as
                                                            registered. For
                                                            jointly owned
                                                            shares, each owner
                                                            should sign. When
                                                            signing as attorney,
                                                            executor,
                                                            administrator,
                                                            trustee, guardian or
                                                            officer of a
                                                            corporation, please
                                                            give full title.)

                 PLEASE MARK AND SIGN ABOVE AND RETURN PROMPTLY




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